UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020 (December 18, 2020)

AMERICAN EXPRESS CREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6908	11-1988350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
0.625 percent Senior Notes, due November 22, 2021	AXP/21	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On December 18, 2020, American Express Credit Corporation (the “Company”) entered into a First Amendment dated as of December 18, 2020 to its Amended and Restated Three-Year Credit Agreement dated as of October 15, 2019 (the “Credit Agreement”) among the Company, the banks party thereto and Wells Fargo Bank, National Association, as Administrative Agent. The Credit Agreement provides the Company with a revolving credit facility with a borrowing capacity of $3,500,000,000. The amendment to the Credit Agreement provides that the definition of “Earnings Available for Fixed Charges” will include certain contributions to additional paid in capital of the Company. Other terms of the Credit Agreement were not affected.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the First Amendment to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the Credit Agreement was previously filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020.
Certain of the banks under the Credit Agreement, as amended, or their affiliates, have, and in the future may engage in business transactions with the Company or its affiliates and have provided, and may in the future from time to time provide, certain commercial and investment banking, financial advisory, and other services in the ordinary course of business for the Company and its subsidiaries, for which they have in the past and may in the future receive customary fees and commissions.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.1	First Amendment dated as of December 18, 2020 to the Amended and Restated Three-Year Credit Agreement dated as of October 15, 2019.
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS CREDIT CORPORATION
(REGISTRANT)

By:	/s/ Douglas C. Turnbull
Name: Douglas C. Turnbull
Title: Secretary

Date: December 23, 2020